--------------------------------------------------------------------------------


                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15 (d) of the

                         SECURITIES EXCHANGE ACT OF 1934

                Date of earliest event reported: August 29, 2002


                       WEST PHARMACEUTICAL SERVICES, INC.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)


              Pennsylvania                1-8036               23-1210010
       ------------------------  ------------------------  ------------------
       (State of Incorporation)  (Commission File Number)   (I.R.S. Employer
                                                           Identification No.)


       101 Gordon Drive, P.O. Box 645, Lionville, Pennsylvania 19341-0645
       -------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (610) 594-2900
                                 --------------
              (Registrant's telephone number, including area code)


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

--------------------------------------------------------------------------------

Item 5. Other Events and Regulation FD Disclosure.

     West Pharmaceutical Services, Inc. hereby files this Current Report on Form 8-K in order to incorporate by reference the selected financial information attached hereto as Exhibit 99.1 into our registration on Form S-3 to be subsequently filed by us on the date hereof in order to provide the disclosures required by paragraph 61 of Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets" as a result of our filing of our registration statement.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        (c)       Exhibits:
                  Exhibit No.   Description

                  99.1          Five-Year Summary for West Pharmaceutical
                                Services, Inc.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                             WEST PHARMACEUTICAL SERVICES, INC.



Date:  August 29, 2002                    By: /s/ Linda R. Altemus
                                             ----------------------------------
                                                  Linda R. Altemus
                                                  Vice President and
                                                  Chief Financial Officer